Exhibit 32.2
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              Certification pursuant to 18 U.S.C. Section 1350,
     As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
 The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Amended Annual Report on Form 10-KSB/A for the year ended September 30, 2003 of Universal Communication Systems, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

 Date:  June 29, 2004                           /s/ Curtis Orgil
                                                --------------------------------
                                                Curtis Orgil
                                                Chief Financial Officer,
                                                 (Principal Financial and
                                                   Accounting Officer)